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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 13, 1999


                        ARXA International Energy, Inc.
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             (Exact name of registrant as specified in its charter)


                 Delaware
                13-3784149                               2-99565
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   (State or other jurisdiction of IRS                 (Commission
Employer Identification No. incorporation)             File Number)



 2301 14th Street, Suite 404, Gulfport, MS                 39501
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 (Address of principal executive offices)                (Zip Code)

                                (228) 864-6667
                              -------------------
             (Registrant's telephone number, including area code)


                                Not applicable
         (Former name or former address, if changed since last report)
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Item 4.   Changes in the Company's Certifying Accountants

     (a) Previous Independent Accountants

          (i) On November 23, 1999, ARXA International Energy Inc. (the "Company") contacted representatives of Hein + Associates LLP to inform them that their firm would no longer be engaged as the principal accountant to audit the Company's financial statements for the fiscal year ending October 31, 1999 and terminated the relationship effective November 23, 1999.

          (ii) Hein + Associates reports on the financial statements for the past fiscal year did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change accountants was recommended by the Company's management and approved by the Company's Audit Committee and the Company's Board of Directors.

          (iv) In connection with its audits for the most recent fiscal year ended October 31, 1998 and during the subsequent interim periods, there have been no disagreements with Hein + Associates LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

          (v) During the Company's most recent fiscal year, no "reportable events" (as described in Item 304(a)(1)(v) of Regulation S-K) have occurred.

          (vi) The Company requested Hein + Associates LLP to furnish a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements made by the Company in response to Item 304 of Regulation S-K. Hein + Associates LLP's letter is included as an Exhibit to this Form 8-K.

         (b) New Independent Accountants

          (i) The Company engaged Gibbons, Gibbons, & Buck, P.C., 4328 Boulevard Park S., Mobile, AL 36609 as its new independent accountants effective November 23, 1999. During the most recent fiscal year and through October 31, 1999, the Company has not consulted with Gibbons, Gibbons, & Buck concerning their financial statements, including the following items: an audit of the Company's financial statements as the principal accountant, an audit of a significant subsidiary as an independent accountant, the application of accounting principles to a specified transaction or the type of audit opinion that might by rendered on the Company's financial statements or any matter which concerned a disagreement or "reportable event" with the previous independent accountants.

                                       2
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Item 5.   Financial Statements and Exhibits

(c)  Exhibits.

1 Letter dated November 23, 1999 from Hein + Associates LLP related to the change in certifying accountants. (Exhibit "A" attached)



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARXA International Energy, Inc.
                                    (Registrant)

                                    /s/  JACK R. DURLAND, JR.
Date: December 14, 1999        By:  __________________________
                                    JACK R. DURLAND, JR.
                                    Vice President and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.    Description
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1              Letter dated November 23, 1999 from Hein+Associates LLP related to the change in certifying accountants. (Exhibit "A")

                                       4